Exhibit 99.1
Press Release — For Immediate Release
January 26, 2010
CCFNB Bancorp, Inc. Reports Record 2009 Earnings
Bloomsburg, PA — CCFNB Bancorp, Inc. (OTC: CCFN), parent company of First Columbia Bank & Trust Co., has released its unaudited consolidated financial statements for the fourth quarter of 2009.
Net income, as reported under U.S. Generally Accepted Accounting Principles, for the three months ended December 31, 2009 was $1,322,000 compared to $808,000 for the same period in 2008. On a year to date basis, net income for the year ended December 31, 2009 was $5,877,000 as compared to $3,078,000 for 2008. Earnings per share for the three months ended December 31, 2009 and 2008 were $0.59 and $0.31 per share, respectively. This represents an increase of $0.28 per share, or 90.4%. Annualized return on average assets and return on average equity were .91% and 8.33% for the three months ended December 31, 2009 as compared to .81% and 7.26% for the same period of 2008. On a 2009 year to date basis, the return on average assets and return on average equity were 1.01% and 9.25%, respectively. For the year ended December 31, 2008, the return on average assets and return on average equity were .77% and 6.91%, respectively.
The net interest margin, tax effected, on interest earning assets decreased to 3.80% as of December 31, 2009 as compared to 3.90% as of December 31, 2008.
Total assets increased $34.2 million to $602 million at December 31, 2009 from $568.3 million at December 31, 2008. The investment portfolio increased approximately $26.7 million during the year ended December 31, 2009. Since the end of 2008, net loans increased $10.0 million, an increase of 3.2% . Total deposits increased $28.0 million while short term borrowings decreased $3.5 million since the end of 2008.
Stockholders’ equity, excluding accumulated other comprehensive income, has increased $3.4 million as of December 31, 2009. The current level of stockholders’ equity equated to a book value per share of $28.95 at December 31, 2009 as compared with $26.97 as of December 31, 2008. During the year ended December 31, 2009 cash dividends of $1.03 per share were paid to stockholders compared to $0.90 for the comparable period of 2008. The current dividend represents an increase of 14.4% as compared to 2008 amounts. CCFNB Bancorp, Inc. remains well capitalized, with an equity-to assets ratio of 10.8% as compared to 10.7% as of December 31, 2008.
Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. These factors include operating, legal and regulatory risks; changing economic and competitive conditions and other risks and uncertainties.

CCFNB Bancorp, Inc.
Consolidated Balance Sheets

	(Unaudited)
	December 31,	December 31,
(In Thousands)	2009	2008

ASSETS
Cash and due from banks	$10,751	$10,173
Interest-bearing deposits in other banks	116	149
Federal funds sold	592	5,163

Total cash and cash equivalents	11,459	15,485

Investment securities, available for sale, at fair value	220,266	194,413
Restricted securities, at cost	2,984	2,167
Loans,net of unearned income	330,489	320,068
Less: Allowance for loan losses	4,210	3,758

Loans, net	326,279	316,310
Premises and equipment, net	12,583	12,609
Accrued interest receivable	2,006	2,388
Cash surrender value of bank-owned life insurance	11,440	10,943
Investment in limited partnerships	687	845
Intangible Assets:
Core deposit	2,768	3,411
Goodwill	7,937	7,937
Prepaid FDIC assessment	2,037	—
Other assets	2,043	1,811

TOTAL ASSETS	$602,489	$568,319

LIABILITIES
Interest-bearing deposits	$406,554	$381,849
Noninterest-bearing deposits	55,734	52,460

Total deposits	462,288	434,309

Short-term borrowings	51,997	55,462
Long-term borrowings	15,128	9,133
Junior subordinate debentures	4,640	4,640
Accrued interest payable	859	1,075
Other liabilities	2,491	2,925

TOTAL LIABILITIES	537,403	507,544

STOCKHOLDERS’ EQUITY
Common stock, par value $1.25 per share; authorized 5,000,000 shares; issued 2,270,850 shares in 2009 and 2,253,080 shares in 2008	2,838	2,816
Surplus	27,539	27,173
Retained earnings	32,723	29,164
Accumulated other comprehensive income	2,523	1,622
Treasury stock, at cost: 22,500 shares in 2009 and 0 shares in 2008	(537)	—

TOTAL STOCKHOLDERS’ EQUITY	65,086	60,775

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$602,489	$568,319

See accompanying notes to unaudited consolidated financial statements.

CCFNB Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
(In Thousands, Except Per Share Data)	2009	2008	2009	2008
INTEREST AND DIVIDEND INCOME
Interest and fees on loans:
Taxable	$4,839	$4,972	$18,925	$14,586
Tax-exempt	206	211	828	706
Interest and dividends on investment securities:
Taxable	1,967	2,301	8,162	5,521
Tax-exempt	114	90	429	254
Dividend and other interest income	10	24	58	112
Federal funds sold	(1)	2	10	155
Deposits in other banks	7	—	8	23

TOTAL INTEREST AND DIVIDEND INCOME	7,142	7,600	28,420	21,357

INTEREST EXPENSE
Deposits	1,703	2,078	7,478	6,083
Short-term borrowings	114	173	368	753
Long-term borrowings	178	140	640	572
Junior subordinate debentures	24	52	128	96

TOTAL INTEREST EXPENSE	2,019	2,443	8,614	7,504

NET INTEREST INCOME	5,123	5,157	19,806	13,853

PROVISION FOR LOAN LOSSES	495	750	1,025	750

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,628	4,407	18,781	13,103

NON-INTEREST INCOME
Service charges and fees	453	484	1,704	1,281
Gain on sale of loans	259	145	806	339
Earnings on bank-owned life insurance	121	122	445	366
Brokerage	91	44	281	218
Trust	193	217	655	434
Investment security losses	(314)	(148)	(385)	(431)
Other	449	271	1,559	836

TOTAL NON-INTEREST INCOME	1,252	1,135	5,065	3,043

NON-INTEREST EXPENSE
Salaries	1,538	1,706	6,314	4,762
Employee benefits	260	584	1,492	2,179
Occupancy	252	264	1,062	760
Furniture and equipment	328	344	1,272	927
State shares tax	129	141	529	418
Professional fees	140	188	587	570
Director’s fees	69	92	284	244
FDIC assessments	377	19	920	81
Other	833	1,153	3,454	2,231

TOTAL NON-INTEREST EXPENSE	3,926	4,491	15,914	12,172

INCOME BEFORE INCOME TAX PROVISION	1,954	1,051	7,932	3,974
INCOME TAX PROVISION	632	243	2,055	896

NET INCOME	$1,322	$808	$5,877	$3,078

EARNINGS PER SHARE	$0.59	$0.31	$2.61	$1.82

CASH DIVIDENDS PER SHARE	$0.28	$0.24	$1.03	$0.90

WEIGHTED AVERAGE SHARES OUTSTANDING	2,250,758	2,249,275	2,253,087	1,688,498

See accompanying notes to the unaudited consolidated financial statements.

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008

Operating Highlights

Net income	$1,322	$1,461	$1,551	$1,543	$808
Net interest income	5,123	4,864	4,826	4,993	5,157
Provision for loan losses	495	310	160	60	750
Non-interest income	1,252	1,286	1,361	1,166	1,135
Non-interest expense	3,926	3,916	4,104	3,968	4,491

Financial Condition Data:

Total assets	$602,489	$592,898	$570,299	$569,542	$568,319
Loans, net	326,279	327,165	324,407	321,297	316,310
Intangibles	10,705	10,856	11,013	11,180	11,348
Total deposits
Noninterest-bearing	$55,734	$49,562	$49,978	$50,857	$52,460
Savings	58,072	55,431	57,303	56,673	54,717
NOW	71,396	64,846	66,062	66,286	63,776
Money Market	43,465	41,743	44,303	47,090	37,120
Time Deposits	233,621	231,076	224,182	226,342	226,236
Total interest-bearing deposits	406,554	393,096	391,850	396,391	381,849
Core deposits*	228,667	211,582	217,646	220,906	208,073

Selected Ratios

Net interest margin(YTD)	3.80%	3.77%	3.84%	3.95%	3.90%
Annualized return on average assets	0.91%	1.01%	1.09%	1.09%	0.81%
Annualized return on average equity	8.33%	9.31%	9.97%	10.02%	7.26%

Capital Ratios

Total risk-based capital ratio	17.62%	17.84%	17.80%	17.36%	16.48%
Tier 1 capital ratio	16.38%	16.65%	16.64%	16.20%	15.37%
Leverage ratio	9.82%	9.72%	9.71%	9.44%	9.27%

Asset Quality Ratios

Non-performing assets	$4,713	$6,595	$5,044	$5,191	$5,384
Allowance for loan losses	4,210	3,934	3,762	3,753	3,758
Allowance for loan losses to total loans	1.27%	1.19%	1.15%	1.16%	1.17%
Allowance for loan losses to non-performing loans	89.87%	63.30%	80.34%	83.03%	74.99%

Per Share Data

Earnings per share	$0.59	$0.65	$0.68	$0.69	$0.31
Dividend declared per share	0.28	0.27	0.24	0.24	0.24
Book value	28.95	28.74	27.90	27.41	26.97
Common stock price:
Bid	$26.35	$23.25	$21.25	$18.25	$18.75
Ask	27.22	24.50	21.50	19.85	20.00
Weighted average common shares	2,250,758	2,252,039	2,256,348	2,254,044	2,249,275

*	Core deposits are defined as total deposits less time deposits